Offerings - Offering: 1	Sep. 02, 2025 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 15,000,000.00
Fee Rate	0.01531%
Amount of Registration Fee	$ 2,296.50
Offering Note	The transaction valuation is estimated only for purposes of calculating the filing fee. This amount is based on the purchase of up to 5,000,000 American Depositary Shares of Moatable, Inc. at a purchase price of $3.00 per American Depositary Share, upon the terms and subject to the conditions of the Offer to Purchase, dated September 3, 2025, and the related Letter of Transmittal. The amount of the filing fee, calculated in accordance with Rule 0-11(b) of the Securities Exchange Act of 1934, as amended, equals $153.10 per $1,000,000 of the aggregate amount of the transaction valuation (or 0.01531% of the aggregate transaction valuation).